                                                                    Exhibit 10.7

                               GUARANTY AGREEMENT

         THIS GUARANTY (the "GUARANTY")  dated as of December 28, 2004  is given by HOMES FOR  AMERICA  HOLDINGS,  INC.  (the  "GUARANTOR"),  in favor of CORNELL
CAPITAL PARTNERS, LP (the "INVESTOR").

                                    RECITALS:

         A. This  Guaranty is a condition  to that certain  Securities  Purchase
Agreement (the  "SECURITIES  PURCHASE  Agreement") of even date herewith between
Enclaves Group,  Inc. (the  "COMPANY") and the Investor.  In connection with the
Securities  Purchase  Agreement,  the  Company  has  agreed,  upon the terms and subject to the conditions of the  Securities  Purchase  Agreement,  to issue and
sell  to  the  Investor  secured   convertible   debentures  (the   "CONVERTIBLE
DEBENTURES")  which shall be  convertible  into shares of the  Company's  common stock,  pursuant  to the  terms  of the  Securities  Purchase  Agreement  for an
aggregate   purchase  price  of  Five  Million  Five  Hundred  Thousand  Dollars
($5,500,000).

         B. The Guarantor  acknowledges  that without this Guaranty the Investor would not be willing to enter into the Securities Purchase Agreement.

         C. The  Guarantor  is the parent  corporation  of the  Company and will benefit from the transactions described in the Securities Purchase Agreement.

                                   AGREEMENT:

         NOW,  THEREFORE,  in  consideration  of the  premises  and  the  mutual covenants set forth herein,  and for other good and valuable  consideration  the receipt and sufficiency of which is hereby  acknowledged,  the Guarantor  hereby agrees as follows:

         1.    GUARANTY.

         1.1   GUARANTY.  The  Guarantor,  as direct obligor and not merely as a surety,  hereby  unconditionally,  absolutely,  and irrevocably guarantee to the
Investor (i) that the Company  shall repay to the Investor the  obligations  due
under  the  Securities  Purchase  Agreement  and  Convertible   Debentures  (the
"OBLIGATIONS") within the period of time provided therein, and all other amounts due to the Investor,  including,  without  limitation,  all reasonable  fees and costs  incurred by the  Investor in  collecting  or  securing or  attempting  to collect or secure the Obligations,  and (ii) the full and prompt performance and payment  of all  of  the  Obligations  and  the  other  documents  delivered  in connection therewith (collectively, the "TRANSACTION DOCUMENTS"). If the Company should  default in the payment or  performance  of any of the  Obligations,  the
Guarantor,  as direct obligor and not merely as a surety, shall forthwith pay or perform such Obligations  without notice or demand by the Investor in the manner and on the day required by this Guaranty.

         1.2   CONTINUING GUARANTY.  The Guarantor agrees that their obligations pursuant to this Section 1 are  unconditional,  absolute,  and  irrevocable  and shall not be released, discharged or affected in any way by any circumstances or condition, including, without limitation:

               (a) Any amendment or  modification  or other change to any of the
Transaction Documents;

               (b) Any failure,  omission or delay on the part of the Company to conform or comply with any term of any of the Transaction Documents;

               (c) Any release or  discharge  by operation of law of the Company or any  guarantor  from any  obligation  or  agreement  contained  in any of the
Transaction Documents or this Guaranty; and

               (d) Any  other  occurrence,  circumstance,  happening  or  event, whether  similar  or  dissimilar  to  the  foregoing  and  whether  foreseen  or unforeseen,  which  otherwise might  constitute a legal or equitable  defense or discharge of the  liabilities of a guarantor or surety or which  otherwise might limit recourse against the Company or the Guarantor.

         1.3.  GUARANTY OF PAYMENT AND NOT OF  COLLECTION.  The liability of the
Guarantor  shall be  continuing,  direct and  immediate and not  conditional  or contingent  upon either the pursuit of any  remedies  against the Company or any other person or foreclosure of any security  interests or liens available to the
Investor,  its  successors,  endorsees  or assigns.  The Investor may accept any payment(s), plan for adjustment of debts, plan of reorganization or liquidation, or plan of composition or extension proposed by, or on behalf of, the Company or any other guarantor without in any way affecting or discharging the liability of the Guarantor. If the Obligations are partially paid, the Guarantor shall remain liable for any balance of such  Obligations.  This Guaranty shall be revived and reinstated in the event any payment  received by the Investor on any  Obligation is required to be repaid or rescinded  under present or future  federal or state law or regulation relating to bankruptcy, insolvency or other relief of debtors.

         1.4   NO  DISCHARGE.  The  Guarantor  covenants  and  agrees  that this
Guaranty  will  not  be  discharged,  except  by  complete  performance  of  its obligations contained herein.

         1.5   COSTS  AND  EXPENSES.  Without  limiting  any  obligation  of the
Guarantor  hereunder,  the Guarantor agrees to pay all reasonable fees and costs incurred by the Investor in  collecting  or securing or attempting to collect or
secure  this  Guaranty  or  the  Obligations,   including,  without  limitation,
reasonable  attorneys'  fees and expenses,  whether or not involving  litigation and/or appellate or bankruptcy proceedings.

         2.    MISCELLANEOUS.

         2.1   NOTICES,  CONSENTS, ETC. Any notices,  consents, waivers or other communications  required or permitted to be given under the terms hereof must be in writing and will be deemed to have been  delivered:  (i) upon  receipt,  when delivered  personally;  (ii)  upon  receipt,  when sent by  facsimile  (provided confirmation of transmission  is  mechanically or  electronically  generated and kept on file by the sending  party);  or (iii) one (1) trading day after deposit with a nationally  recognized  overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile  numbers for such communications shall be:

If to Guarantor:              Homes for America Holdings, Inc.

                              ________________________________
                              ________________________________
                              ________________________________

With Copy to:                 Enclaves Group, Inc.
                              One Odell Plaza
                              Yonkers, New York 10701
                              Attention:       Daniel G. Hayes
                              Facsimile No.:   (212) 964-7034

If to the Investor:           Cornell Capital Partners, LP
                              101 Hudson Street - Suite 3700
                              Jersey City, New Jersey 07302
                              Attention:       Mark Angelo
                              Facsimile No.:   (201) 985-8266

With Copy to:                 Cornell Capital  Partners, LP
                              101 Hudson Street - Suite 3700
                              Jersey City, New Jersey 07302
                              Attention:       Troy J. Rillo, Esq.
                              Facsimile No.:   (201) 985-8266

or at such other address and/or facsimile number and/or to the attention of such other person as the  recipient  party has  specified by written  notice given to each other  party three (3)  business  days prior to the  effectiveness  of such change.  Written  confirmation  of receipt  (i) given by the  recipient  of such
notice,   consent,   waiver  or  other   communication,   (ii)  mechanically  or
electronically  generated by the sender's facsimile machine containing the time, date,  recipient  facsimile  number  and an  image  of the  first  page  of such transmission  or (iii) provided by a nationally  recognized  overnight  delivery service, shall be rebuttable evidence of personal service,  receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

          2.2  WAIVER OF PRESENTMENT. To the fullest extent permitted by law and except as otherwise provided herein,  the Guarantor waives demand,  presentment, protest,  notice of dishonor,  suit against or joinder of any other person,  and all other  requirements  necessary to charge or hold the  Guarantor  liable with respect to this Guaranty.

          2.3  SEVERABILITY.  If any  provision  of this  Guaranty  is,  for any reason, invalid or unenforceable, the remaining provisions of this Guaranty will nevertheless  be valid and enforceable and will remain in full force and effect.
Any provision of this Guaranty that is held invalid or  unenforceable by a court of competent  jurisdiction  will be deemed  modified to the extent  necessary to make it valid and  enforceable  and as so modified will remain in full force and effect.

          2.4  AMENDMENT  AND  WAIVER.  This  Guaranty  may be  amended,  or any provision of this Guaranty may be waived,  provided  that any such  amendment or waiver will be binding on a party hereto only if such amendment or waiver is set forth in a writing executed by the parties hereto.  The waiver by any such party hereto of a breach of any  provision  of this  Guaranty  shall not operate or be construed as a waiver of any other breach.

          2.5. HEADINGS.  The subject  headings of Articles and Sections of this
Guaranty are included for purposes of convenience  only and shall not affect the construction or interpretation of any of its provisions.

          2.6  ASSIGNMENT.  This  Guaranty will be binding upon and inure to the benefit of the parties  hereto and their  respective  successors  and  permitted assigns,  but will not be  assignable or delegable by the  Guarantor.  Except as otherwise  provided  herein,  the Securities  Purchase  Agreement shall bind and inure to the benefit of and be  enforceable  by the parties and their  permitted successors and assigns.

          2.7. FURTHER  ASSURANCES.  Each party will execute all  documents  and take such other actions as the other parties may reasonably  request in order to consummate the  transactions  provided for herein and to accomplish the purposes of this Guaranty.

          2.8  THIRD PARTIES. Nothing herein expressed or implied is intended or shall be  construed  to confer upon or give to any person or entity,  other than the  stated  beneficiaries  of this  Guaranty  and  their  respective  permitted successors  and  assigns,  any  rights  or  remedies  under or by reason of this
Guaranty.

          2.9  NO STRICT  CONSTRUCTION.  The language used in this Guaranty will be deemed to be the  language  chosen by the  parties  hereto to  express  their mutual intent,  and no rule of strict  construction  will be applied against any party hereto.

          2.10 EVENT OF  DEFAULT.  For  purposes of this  Guaranty,  an event of default shall be deemed to have occurred hereunder:

               (a) If an event of  default  shall  occur  under any  Transaction
Document,  including,  without limitation, an Event of Default as defined in the
Securities  Purchase  Agreement,  the Convertible  Debentures or the Transaction
Documents  or in the  payment  or  performance  of any of the  Obligations,  the
Guarantor  shall  fail for any  reason or for no  reason,  to  forthwith  pay or perform such  Obligations  when due without  notice or demand by the Investor in the manner and on the day required this Guaranty; or

               (b) If the  Guarantor  makes an  assignment  for the  benefit  of creditors or admits in writing its inability to pay its debts  generally as they become  due;  or an  order,  judgment  or  decree is  entered  adjudicating  the
Guarantor  bankrupt or  insolvent;  or any order for relief with  respect to the
Guarantor is entered under any  bankruptcy or insolvency  laws; or the Guarantor petitions  or  applies  to any  tribunal  for the  appointment  of a  custodian, trustee,  receiver or liquidator of the Guarantor of any substantial part of the assets of the Guarantor,  or commences any proceeding  relating to the Guarantor under any bankruptcy reorganization,  arrangement,  insolvency,  readjustment of debt,  dissolution or liquidation law of any jurisdiction;  or any such petition or  application  is filed,  or any such  proceeding  is  commenced,  against the
Guarantor.

               (c) If the Guarantor  should default in any other  obligation set forth in this Guaranty.

          Upon an event of  default,  all of the  obligations  of the  Guarantor hereunder shall be immediately due and payable without any action on the part of the Investor,  and the Investor  shall be entitled to seek and institute any and all remedies  available to it. No remedy  conferred under this Guaranty upon the
Investor  is intended  to be  exclusive  of any other  remedy  available  to the
Investor,  pursuant  to the terms of this  Guaranty or  otherwise.  No single or partial  exercise by the Investor of any right,  power or remedy hereunder shall preclude any other or further exercise  thereof.  The failure of the Investor to exercise  any right or remedy  under this  Guaranty  or  otherwise,  or delay in exercising such right or remedy, shall not operate as a waiver thereof.

          2.11 REMEDIES, OTHER OBLIGATIONS,  BREACHES AND INJUNCTIVE RELIEF. The
Investor's  remedies  provided  in this  Guaranty  shall  be  cumulative  and in addition to all other remedies  available to the Investor under this Guaranty or otherwise,  at law or in  equity  (including  a decree of  specific  performance and/or other  injunctive  relief),  no remedy of the Investor  contained  herein shall be deemed a waiver of compliance  with the provisions  giving rise to such remedy and nothing  herein  shall limit the  Investor's  right to pursue  actual damages  for any  failure  by the  Guarantor  to  comply  with the terms of this
Guaranty. Every right and remedy of the Guarantor under any document executed in connection with this transaction, including but not limited to this Guaranty and the Transaction  Documents or under applicable law may be exercised from time to time and as often as may be deemed  expedient  by the  Investor.  The  Guarantor acknowledges  that  a  breach  by it of its  obligations  hereunder  will  cause irreparable  harm to the Investor and that the remedy at law for any such breach may be inadequate. The Guarantor therefore agrees that, in the event of any such breach or threatened breach, the Investor shall be entitled,  in addition to all other available remedies, to an injunction  restraining any breach, and specific performance  without the necessity of showing economic loss and without any bond or other security being required.

          2.12 GOVERNING  LAW;  DISPUTE  RESOLUTION.   This  Guaranty  shall  be
governed  by and  interpreted  in  accordance  with the laws of the State of New
Jersey without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard  exclusively in Hudson County,
New Jersey,  and expressly consent to the jurisdiction and venue of the Superior
Court of New Jersey,  sitting in Hudson County, New Jersey and the United States
District  Court  of  New  Jersey,   sitting  in  Newark,  New  Jersey,  for  the
adjudication of any civil action asserted pursuant to this paragraph.

         2.13  ENTIRE AGREEMENT. This Guaranty and the Transaction Documents set
forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal,  statement or representation,  oral or written, made by or for any party in connection with the  negotiation  of the terms hereof,  and may be modified only by  instruments signed by all of the parties hereto.

          2.14 ATTORNEYS'  FEES. If the Guarantor  fails to strictly comply with the terms of the  Guaranty,  then the  Guarantor  shall  reimburse  the Investor promptly  for all  fees,  costs and  expenses,  including,  without  limitation, attorneys'  fees  and  expenses  incurred  by  the  Investor  in any  action  in connection with the Guaranty, including, without limitation, those incurred: (i)
during any workout,  attempted workout,  and/or in connection with the rendering of legal advice as to the  Investor's  rights,  remedies and  obligations,  (ii)
collecting  any sums  which  become  due to the  Investor,  (iii)  defending  or prosecuting any proceeding or any  counterclaim to any proceeding or appeal;  or
(iv) the  protection,  preservation  or enforcement of any rights or remedies of the Investor.

          IN WITNESS  WHEREOF,  the  Guarantor  has caused  this  Guaranty to be signed as of the date first written above.

                                       THE GUARANTOR:
                                       HOMES FOR AMERICA HOLDINGS, INC.

                                       BY:
                                           -------------------------------------
                                       Name:  Daniel G. Hayes
                                       Title: CEO